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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   March 17, 2006





                                 MM2 GROUP, INC.
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             (Exact name of registrant as specified in its charter)



          New Jersey                 000-50292                 20-2554835
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(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)



           750 Route 34, Matawan, New Jersey                       07747
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       (Address of principal executive offices)                  (Zip Code)



    Registrant's telephone number, including area code:    (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 17, 2006, the MM(2) Group, Inc. (the "Company") entered into a Waiver and Extension Agreement (the "Agreement") with Cornell Capital Partners, LP. ("Cornell") wherein the Secured Convertible Debenture dated April 1, 2006 (the "Debenture") was extended forward to July 1, 2006 and Cornell waived any Event of Default under the Debenture through March 16, 2006 due to non-payment of the monies owed on the original Maturity Date, January 1, 2006. Additionally, the Agreement provided for Cornell to waive any claim to Liquidated Damages owed by the Company to Cornell prior to March 16, 2006 under the terms of the Investor Registration Rights Agreement dated April 1, 2006 between the Company and Cornell. In consideration for the above, the Company agreed to issue to Cornell a warrant to purchase Twenty Million (20,000,000) shares of the Company's Class A common stock for a period of five years (5) years at an exercise price of $0.05 per share. The shares of Common Stock to be issued upon exercise of the Warrant shall be registered in accordance with the Investor Registration Rights Agreement.

On March 17, 2006, the Company entered into Amendment No. 1 of the Investor Registration Rights Agreement with Cornell which provided for: (i) the Scheduled Filing Deadline, as defined in the Investor Registration Rights Agreement, was amended forward to a date ninety (90) days from March 16, 2006 and (ii) the Scheduled Effective Deadline, as defined in the Investor Registration Rights Agreement, was amended to be July 14, 2006. Additionally, should the Company fail to file the Registration Statement by the Scheduled Filing Deadline (as defined herein), the Company shall pay to Cornell one (1) month of liquidated damages in accordance with the calculation set forth in Section 2 (c) of the Investor Registration Rights Agreement.




SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

In consideration for Cornell agreeing to enter into the Agreement discussed in
Item 1.01, the Company agreed to issue to Cornell a warrant to purchase Twenty Million (20,000,000) shares of the Company's Class A common stock for a period of five years (5) years at an exercise price of $0.05 per share. The shares of Common Stock to be issued upon exercise of the Warrant shall be registered in accordance with the Investor Registration Rights Agreement. The issuance of the foregoing securities by the Company was a private placement made in reliance on
Section 4(2) of the Securities Act of 1933, as amended.




SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  Exhibits

                 10.1 Waiver and Extension Agreement between the Company and Cornell Capital Partners, LP. dated March 16, 2006.
                 10.2 Warrant dated March 16, 2006 issued to Cornell Capital Partners, LP.
                 10.3 Amendment No. 1 of the Investor Registration Rights Agreement between the Company and Cornell Capital Partners, LP. dated March 16, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MM(2) Group, Inc.
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                                            (Registrant)



Date:   March 24, 2006


By:     /s/ Mark Meller
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        Mark Meller
        President, Chief Executive Officer
        and Chief Financial Officer

















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                                INDEX OF EXHBIITS



10.1 Waiver and Extension Agreement between the Company and Cornell Capital Partners, LP. dated March 16, 2006.

10.2       Warrant dated March 16, 2006 issued to Cornell Capital Partners, LP.

10.3 Amendment No. 1 of the Investor Registration Rights Agreement between the Company and Cornell Capital Partners, LP. dated March 16, 2006.





























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